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                                                                    EXHIBIT 10.3

                                SECOND AMENDMENT


          SECOND AMENDMENT (this "Amendment"), dated as of April 9, 1997, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :

          WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

          1. Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the definition "Affiliate Transaction Agreement" in its entirety, (ii) inserting the following new definitions in lieu thereof:

                    "Affiliate Transaction Agreement shall mean the Affiliate Transaction Agreement dated as of the Closing Date, between Consumers, G&G Investments, Inc., Glenshaw Glass Company, Hillsboro Glass Company, Canadian Holdco, U.S. Holdco, I.M.T.E.C. Enterprises Inc., an Oklahoma corporation, the Borrower and the Agent; provided, however, that upon the execution of the Intercompany Agreement, the Affiliate Transaction Agreement shall be replaced with such Intercompany Agreement and shall thereafter mean the Intercompany Agreement.

                    Intercompany Agreement shall mean the Intercompany Agreement dated as of April 17, 1997, in the form of Exhibit 17 to the First Mortgage Notes Indenture, dated as of April 17, 1997, between Anchor Glass





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          Container Corporation (f/k/a Anchor Glass Acquisition Corporation),
          U.S. Holdco and The Bank of New York, as Trustee, and in form and substance satisfactory to the Agent.",

(iii) deleting the reference to "Schedule XV" in the definition of "Designated Properties", (iv) inserting "Schedule XVI" in lieu thereof, (v) deleting the reference to "clause (f)" in clause (g) of the definition of "Eligible Accounts Receivable" and (vi) inserting "clause (g)" in lieu thereof.

          2. Section 7.17 of the Credit Agreement is hereby amended by (i) deleting the word "60th" appearing therein and (ii) inserting the word "120th" in lieu thereof.

          3. Section 8.1 of the Credit Agreement is hereby amended by (i) deleting the word "Property" appearing in subsection (d) thereof and (ii) inserting the word "Asset" in lieu thereof.

          4. Section 8.4 of the Credit Agreement is hereby amended by (i) deleting the amounts corresponding to the fiscal quarters listed under the heading "Amount" in clause (a) thereof, (ii) inserting the following new amounts in lieu thereof:

          "$40,000,000
           $35,000,000
           $35,000,000
           $40,000,000
           $40,000,000",

(iii) deleting the amounts corresponding to the fiscal quarters listed under the heading "Amount" in clause (c) thereof and (iv) inserting the following new amounts in lieu thereof:

           "$45,000,000
            $45,000,000
            $45,000,000
            $45,000,000
            $45,000,000".

          5. Section 8.21 of the Credit Agreement is hereby amended by (i) deleting the amounts corresponding to the fiscal years listed under the heading "Fiscal Year Ending" in clause (a) thereof and (ii) inserting the following new amounts in lieu thereof:

           "$27,000,000
            $19,300,000
             $8,000,000



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                  $5,000,000
                  $1,000,000".

          6. Article 8 of the Credit Agreement is hereby amended by inserting as a new Section 8.25 the following new paragraph:

                    "8.25 Intercompany Agreement. Notwithstanding anything to the contrary contained in the Intercompany Agreement, in no case (A) shall the aggregate commissions paid by the Members of the Anchor Group (as defined in the Intercompany Agreement) in any twelve-month period exceed the sum of (i) the aggregate commissions received by the Members of the Anchor Group pursuant to Section 6 of the Intercompany Agreement and (ii) U.S. $2.5 million or (B) shall the aggregate commissions paid to the Members of the Anchor Group by the Members of the Consumers Group (as defined in the Intercompany Agreement) in any twelve-month period exceed the sum of (i) the aggregate commissions received by the Members of the Consumers Group pursuant to Section 6 of the Intercompany Agreement and (ii) U.S. $2.5 million, provided, however, the limitations contained in this Section 8.25 shall not apply to (and the calculations made pursuant to this Section 8.25 shall not include) commissions paid by or to the Members of the Anchor Group if the manufacturing is being done by an Affiliated Glass Manufacturer (as defined in the Intercompany Agreement) not a Member of the Anchor Group or a Member of the Anchor Group, as the case may be, as a result of furnace repairs, strikes or events of force majeure, in each case temporary in nature, affecting the operation by such Affiliated Glass Manufacturer or Member of the Anchor Group, as the case may be, of one or more of its plants."

          7. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined in Section 11 of this Amendment) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default (after giving effect to Section 2 of this Amendment) or Event of Default on the Second Amendment Effective Date, in each case both before (except with respect to Section 2 of this Amendment) and after giving effect to this Amendment.

          8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.



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          9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

          10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          11. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement.

          12. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.


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          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                      ANCHOR GLASS CONTAINER
                                       CORPORATION



                                      By /s/ M. William Lightner, Jr.
                                        -----------------------------
                                      Name: M. William Lightner, Jr.
                                      Title: Vice President and Chief
                                             Financial Officer


                                      BT COMMERCIAL CORPORATION,
                                       Individually, as Agent and as
                                       Co-Syndication Agent



                                      By /s/ Joseph F. Romano
                                        -----------------------------
                                      Name: Joseph F. Romano
                                      Title: Vice President



                                      PNC BANK, NATIONAL ASSOCIATION,
                                       Individually, as Co-Syndication Agent and
                                       Issuing Bank



                                      By /s/ Enrico A. Della Corna
                                        -----------------------------
                                      Name: Enrico A. Della Corna
                                      Title: Vice President



                                      BANKERS TRUST COMPANY,
                                       as Issuing Bank



                                      By /s/ Joseph F. Romano
                                        -----------------------------
                                      Name: Joseph F. Romano
                                      Title: Vice President